                    SCHEDULE 14A INFORMATION

   Proxy Statement Pursuant to Section 14(a) of the Securities
             Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]  Preliminary Proxy Statement
[X ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Rule 14a-11(c) or
      Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                   HAYWOOD BANCSHARES, INC.
----------------------------------------------------------------
        (Name of Registrant as Specified in its Charter)

----------------------------------------------------------------
            (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[ X ] No fee required.
[   ] Fee computed on table below per Exchange Act
      Rules 14a-6(i)(1) and 0-11.

     1.     Title of each class of securities to which
transaction applies:
________________________________________________________________

     2.     Aggregate number of securities to which transaction
applies:
________________________________________________________________

     3.     Per unit price or other underlying value of
transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
________________________________________________________________

     4.     Proposed maximum aggregate value of transaction:

________________________________________________________________

     5.     Total fee paid:
________________________________________________________________

[  ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.     Amount Previously Paid:
            ____________________________________________

     2.     Form, Schedule or Registration Statement No.:
            ____________________________________________

     3.     Filing Party:
            ____________________________________________

     4.     Date Filed:
            ____________________________________________

         [HAYWOOD BANCSHARES, INC. LETTERHEAD]







                    March 27, 1998






Dear Fellow Stockholder:

     You are cordially invited to attend the 1998 Annual Meeting of Stockholders of Haywood Bancshares, Inc., (the "Company") to be held at the main office of Haywood Savings Bank, Inc., SSB, 370 North Main Street, Waynesville, North Carolina, on Tuesday, April 28, 1998 at 7:30 p.m.

     The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as representatives from the Company's auditors, KPMG Peat Marwick LLP, will be present to respond to any questions that stockholders may have.

     Please sign, date and return the enclosed proxy card. If you attend the Annual Meeting, you may vote in person even if you have previously mailed a proxy card. To help us in our planning, please check the box on the proxy card if you plan to attend the Annual Meeting.

                                   Sincerely,

                                   /s/ Larry R. Ammons

                                   Larry R. Ammons
                                   President

                   HAYWOOD BANCSHARES, INC.
                    370 NORTH MAIN STREET
              WAYNESVILLE, NORTH CAROLINA  28786
                       (828) 456-9092

________________________________________________________________
           NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                 TO BE HELD ON APRIL 28, 1998
________________________________________________________________

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Haywood Bancshares, Inc., (the "Company") will be held at the main office of Haywood Savings Bank, Inc., SSB, 370 North Main Street, Waynesville, North Carolina, on Tuesday, April 28, 1998, at 7:30 p.m. for the following purposes:

         1.   The election of directors;

         2. The ratification of auditors for the 1998 fiscal year;

         3. The transaction of such other business as may properly come before the Annual Meeting or any adjournments thereof.

     NOTE: The Board of Directors is not aware of any other business to come before the Annual Meeting.

     Any action may be taken on any one of the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Stockholders of record at the close of business on March 20, 1998, are the stockholders entitled to vote at the Annual Meeting and any adjournments thereof.

    A proxy statement and form of proxy accompany this notice. You are requested to fill in and sign the enclosed form of proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Annual Meeting in person.

                             BY ORDER OF THE BOARD OF DIRECTORS

                             /s/ Paul W. Trantham

                             Paul W. Trantham
                             Secretary

Waynesville, North Carolina
March 27, 1998

________________________________________________________________
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE BANK THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A PRE-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
________________________________________________________________

________________________________________________________________
                         PROXY STATEMENT
                               OF
                     HAYWOOD BANCSHARES, INC.
                       370 NORTH MAIN STREET
                WAYNESVILLE, NORTH CAROLINA  28786

                  ANNUAL MEETING OF STOCKHOLDERS
                          APRIL 28, 1998
________________________________________________________________

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Haywood Bancshares, Inc., (the "Company") to be used at the 1998 Annual Meeting of Stockholders of the Company (the "Annual Meeting") which will be held at the main office of Haywood Savings Bank, Inc., SSB (the "Bank"), 370 North Main Street, Waynesville, North Carolina, on Tuesday, April 28, 1998 at 7:30 p.m. This Proxy Statement and the accompanying Notice of Annual Meeting and form of proxy are being first mailed to stockholders on or about March 27, 1998.

________________________________________________________________
                VOTING AND REVOCATION OF PROXIES
________________________________________________________________

     The proxies solicited hereby will be voted in accordance with the directions given therein. Where no instructions are indicated, properly executed proxies which have not been revoked will be voted for the nominees for directors set forth below and in favor of each of the other proposals set forth in this Proxy Statement for consideration at the Annual Meeting. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and with respect to matters incident to the conduct of the Annual Meeting. If any other business is presented at the Annual Meeting, proxies will be voted by those named therein in accordance with the determination of a majority of the Board of Directors. Proxies marked as abstentions will not be counted as votes cast. In addition, shares held in street name which have been designated by brokers on proxy cards as not voted will not be counted as votes cast. Proxies marked as abstentions or as broker no votes, however, will be treated as shares present for purposes of determining whether a quorum is present.

    Stockholders who execute proxies retain the right to revoke them at any time prior to exercise. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting. A written notice of revocation of a proxy should be sent to the Secretary, Haywood Bancshares, Inc., 370 North Main Street, Waynesville, North Carolina 28786, and will be effective if received by the Secretary prior to the Annual Meeting. A previously submitted proxy will also be revoked if a stockholder attends the Annual Meeting and votes in person. The presence of a stockholder at the Annual Meeting alone will not revoke such stockholder's proxy.

________________________________________________________________
         VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
________________________________________________________________

     The securities entitled to vote at the Annual Meeting consist of shares of common stock, $1.00 par value per share, of the Company (the "Common Stock"). Stockholders of record as of the close of business on March 20, 1998 (the "Record Date"), are entitled to one vote for each share then held. As of the Record Date, the Company had 1,250,356 shares of the Common Stock issued and outstanding. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of the Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting.

     Persons and groups beneficially owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"). The following table sets forth, as of the Record Date, the shares of the Common Stock beneficially owned by all directors and executive officers as a group and by each person who was the beneficial owner of more than 5% of the outstanding shares of the Common Stock at the Record Date, based on information supplied by the Company's transfer agent and filings made by such persons pursuant to the Exchange Act as to which the Company had information on the Record Date.

                                      AMOUNT AND        PERCENT OF
                                      NATURE OF          SHARES OF
                                      BENEFICIAL       CAPITAL STOCK
                                      OWNERSHIP(1)     OUTSTANDING(2)
                                      ------------     --------------
Larry R. Ammons                         79,314 (3)          6.34%
Haywood Savings Bank, Inc., SSB
370 North Main Street
Waynesville, North Carolina  28786

Haywood Savings Bank, Inc., SSB        143,367 (4)         11.47%
  Employee Stock Ownership Plan
370 North Main Street
Waynesville, North Carolina  28786

All Directors and Executive            283,636 (5)         22.68%
Officers as a Group (11 persons)

[FN]
__________
(1) For purposes of this table, a person is deemed to be the beneficial owner of any shares of the Common Stock (1) over which he or she has or shares voting or investment power, or (2) of which he or she has the right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is he power to dispose or direct the disposition of shares.
(2) In calculating percentage ownership for a given individual or group of individuals, the number of shares of the Common Stock outstanding includes unissued shares subject to options exercisable within 60 days of the Record Date held by that individual or group.
(3) Includes 33,300 shares held jointly with spouse, 10,000 shares held by wife, 2,270 shares held in his IRA account, and 3,630 shares held in wife's Individual Retirement Account ("IRA") over which shares Mr. Ammons has shared voting power. Includes 18,964 shares of the Common Stock allocated to Mr. Ammons' account in the Haywood Savings Bank, Inc., SSB Employee Stock Ownership Plan ("ESOP") as to which shares Mr. Ammons has the power to direct the voting and 150 shares held by his children.
(4) The ESOP has purchased 175,000 shares of the Common Stock for the exclusive benefit of participating employees with borrowed funds of which 170,618 shares have been allocated to the accounts of participants. Unallocated shares are held in a suspense account for allocation among participants as the loan is repaid. The trustee votes all allocated shares in accordance with the instructions of the participating employees. Unallocated shares are voted by the trustee at the direction of the ESOP committee consisting of Director Dooly and three Bank employees, provided payments on the ESOP loan are not in default.
(5) Includes certain shares owned by spouses, or as custodian or trustee for minor children, over which shares all directors and executive officers as a group effectively exercise sole or shared voting and investment power, unless otherwise indicated. Includes 31,298 shares allocated to the accounts of certain executive officers in the ESOP, over which they have sole voting power. Does not include 4,382 unallocated shares of the Common Stock held by the ESOP, the voting of which shares is directed by the ESOP committee consisting of Director Dooly and three Bank employees. The members of the ESOP committee disclaim beneficial ownership of such unallocated shares.


________________________________________________________________
          PROPOSAL I -- ELECTION OF DIRECTORS
________________________________________________________________

     The Company's Board of Directors is currently composed of ten members. In accordance with the Company's Articles of Incorporation, the Board of Directors is divided into three classes, as nearly equal as possible in size, with approximately one-third of the directors elected each year. The Board of Directors has nominated Philip S. Dooly, C. Jeff Reece, Jr. and
R. Bruce Norman, each of whom is currently a member of the Board of Directors, to serve as directors for an additional three-year term and until their successors are elected and qualified. Under North Carolina law, directors are elected by a plurality of the votes cast by the shares entitled to vote for the election of directors. Unless otherwise specified on the proxy, it is intended that the persons named in the proxies solicited by the Board of Directors will vote for the Board of Directors' nominees.

     If any nominee is unable to serve, the shares represented by all properly executed proxies will be voted for the election of such substitute as the Board of Directors may recommend or the Board of Directors may reduce the number of authorized directors to eliminate the vacancy. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

     The following table sets forth for each nominee such person's name, age, principal occupation(s) during the past five years and all positions held with the Company, the year he first became a director of the Bank, the year his current term expires and the number and percentage of shares of the Common Stock beneficially owned. Each director became a director of the Company upon its organization in 1995.


                                                          YEAR FIRST
                                                          ELECTED OR                 SHARES OF
                                                           APPOINTED     CURRENT    COMMON STOCK   PERCENT
                   AGE                                    DIRECTOR OF    TERM TO    BENEFICIALLY      OF
                   (1)    PRINCIPAL OCCUPATION(2)          THE BANK       EXPIRE     OWNED(1)(3)   CLASS(4)
                   ---    -----------------------         -----------    -------    ------------   --------

                                BOARD NOMINEES FOR TERMS TO EXPIRE IN 2001


Philip S. Dooly     58    President of Haywood Builders        1982         1998      10,100 (5)     0.81%
                          Supply Co. in Waynesville,
                          North Carolina, retail building
                          materials company.

C. Jeff Reece, Jr.  62    President and General Manager        1979         1998      47,990 (6)     3.84%
                          of Reece, Noland & McElrath,
                          Inc., a professional engineering
                          firm.  Vice Chairman of the Board
                          of Directors since June, 1996.
                          Chairman of the Audit Committee
                          of the Bank.

R. Bruce Norman     58    President and Manager of Parkway     1992         1998      16,300 (7)     1.30%
                          Electric and Heating, an electrical,
                          heating and air conditioning
                          contractor since 1970.

                                                     (Footnotes on page 5)


                                                          YEAR FIRST
                                                          ELECTED OR                 SHARES OF
                                                           APPOINTED     CURRENT    COMMON STOCK   PERCENT
                   AGE                                    DIRECTOR OF    TERM TO    BENEFICIALLY      OF
                   (1)    PRINCIPAL OCCUPATION(2)          THE BANK       EXPIRE     OWNED(1)(3)   CLASS(4)
                   ---    -----------------------         -----------    -------    ------------   --------

                                  DIRECTORS CONTINUING IN OFFICE


Larry R. Ammons     53    President and Managing Officer       1976          1999      79,314 (8)    6.34%
                          of the Company since its inception
                          and of the Bank since December
                          1987; prior to December 1987,
                          Executive Vice President and
                          Managing Officer of the Bank;
                          President and Director of Great
                          Smokies Financial Corporation,
                          the wholly-owned subsidiary of
                          the Bank.

Glenn W. Brown      72    Retired Senior Partner in the        1991           1999       7,800       0.62%
                          law firm of Brown, Ward & Haynes,
                          P.A., Waynesville, North Carolina

G.D. Stovall, Jr.   64    Chairman of the Board of Directors   1974           1999      24,380 (9)   1.95%
                          from September 1991 until June 1996;
                          prior to September 1991, Vice Chairman
                          of the Bank, owner of Waynesville
                          Candy & Specialty Co.

William P. Burgin   71    Chairman of the Board of Directors   1979           1999      30,300 (10)  2.42%
                          since June 1996; Vice Chairman of
                          the Board of Directors from September
                          1991 to June 1996.  Retired General
                          Manager of Burgin Construction Co.,
                          a general contractor in Waynesville;
                          Chairman of the Board of Great Smokies
                          Financial Corporation, a wholly-owned
                          subsidiary of the Bank.

R. Neal Ensley      60    President of Arrowhead Engineering   1991           2000      12,500 (11)  1.00%
                          and Surveying since 1997.  Formerly
                          President of P&G Wood Erectors, Inc.,
                          a structural erector of laminated
                          wood buildings, Waynesville, North
                          Carolina since 1989.

Joseph E. Taylor, Jr. 54  Automobile dealer and land developer 1979           2000      42,258 (12)  3.38%
                          in Waynesville, North Carolina;
                          Vice Chairman of Great Smokies
                          Financial Corporation, a wholly-owned
                          subsidiary of the Bank.

C. Leon Turner      58    Executive Director of Economic       1985           2000         360 (14)  0.03%
                          Development Commission.  Executive
                          Director of Haywood County Economic
                          Development Commission from 1993
                          through 1997.  Director of Great
                          Smokies Financial Corporation, a
                          wholly-owned subsidiary of the Bank.

                                     (Footnotes on following page)

[FN]
__________
(1)   As of the Record Date.
(2) Nominees and directors have held these occupations or positions for at least five years, unless otherwise noted.
(3) For the definition of "beneficial ownership," see footnote 1 to the table in the section entitled "Voting Securities and Principal Holders Thereof." Unless otherwise noted, all shares are owned directly by the named individual or by their spouses and minor children, over which shares the named individuals exercise shared voting and investment power.
(4) In calculating percentage ownership for a given individual, the number of shares of the Common Stock outstanding includes unissued shares subject to options exercisable within 60 days of the Record Date held by that individual.
(5) Includes 400 shares held in wife's IRA. Does not include 4,382 unallocated shares held by the ESOP, the voting of which shares is directed by the ESOP committee on which Mr. Dooly serves. Mr. Dooly disclaims beneficial ownership of such shares.
(6) Includes 23,990 shares held jointly with spouse and 24,000 shares in retirement plan.
(7)   Includes 1,390 shares held jointly with spouse.
(8) Includes 33,300 shares held jointly with spouse, 10,000 shares held by wife, 2,270 shares held in his IRA account, and 3,630 shares held in wife's IRA over which shares Mr. Ammons has shared voting power. Includes 18,964 shares of the Common Stock allocated to Mr. Ammons' account in the ESOP as to which shares Mr. Ammons has the power to direct the voting and 150 shares held by his children.
(9) Includes 23,780 shares held jointly with spouse and 600 shares held in wife's name.
(10) Includes 28,400 shares held jointly with spouse and 1,900 shares held in wife's name.
(11)  Includes 1,400 shares held by wife.
(12) Includes 40,635 shares held jointly with spouse and 1,623 shares held in wife's IRA.
(13)  Includes 350 shares held in wife's IRA.

________________________________________________________________
   MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
________________________________________________________________

     The Company's Board of Directors conducts its business through meetings of the Board and through its committees.
During the fiscal year ended December 31, 1997, the Company's Board of Directors held a total of four regular and special meetings. No director attended fewer than 75% of the total meetings of the Company's Board of Directors and meetings of committees on which such Board member served during the period. Each director of the Company also serves on the Bank's Board of Directors which held a total of 25 meetings during the last fiscal year. No director attended fewer than 75% of the total meetings of the Bank's Board of Directors and meetings of committees on which such director served during this period.
The Board of Directors has not established audit or compensation committees at the holding company level. These functions are performed by committees of the Board of Directors of the Bank.

     The Bank's audit committee consists of Directors Reece, Ensley and Dooly. The committee evaluates policies and procedures relating to internal auditing functions and controls and coordinates with the Bank's outside auditors with regard to the annual audit of the Bank. During the fiscal year ended December 31, 1997, this committee held four meetings.

     The Bank's personnel committee functions as the compensation committee and consists of Directors Reece, Turner and Taylor. This committee meets at least once annually to review the compensation of officers and makes recommendations to the Board of Directors as to the compensation level to be established for these individuals. During the fiscal year ended December 31, 1997, this committee held two meetings.

     The Board of Directors also serves as a nominating committee for selecting the management nominees for election as directors. While the Board of Directors will consider nominees recommended by stockholders, it has not established any procedures for this purpose. The Board of Directors held one meeting in its capacity as the nominating committee during the fiscal year ended December 31, 1997.



________________________________________________________________
                 DIRECTOR COMPENSATION
________________________________________________________________

     DIRECTOR FEES. Directors do not receive separate fees for their service on the Company's Board of Directors or its committees. Directors currently receive fees of $460 per Bank Board of Directors meeting attended. Directors receive no fees for committee meetings attended. However, directors serving on the Bank's Appraisal Committee receive $50 for visiting properties being appraised and $30 per each inspection of construction projects. In addition, the Chairman of the Board received a fee of $4,800 during fiscal year 1997. Certain directors, including Mr. Ammons, have entered into agreements with the Bank providing for the waiver of their director fees for a period of five years in return for monthly payments for a 10 year period beginning at age 65.

     DIRECTOR RETIREMENT PLAN. Effective January 1, 1994, the Bank's Board of Directors adopted the Haywood Savings Bank, Inc., SSB Retirement Plan for Non-Employee Directors (the "Directors' Plan") for its directors, each of whom is also a director of the Company. Under the Directors' Plan, each non-employee director will receive an annual payment for a number of years equal to the director's years of service on the Board of Directors (whether before or after the Effective Date of the Directors' Plan) up to a maximum of 10 years. For purposes of computing a director's years of service, no credit is given for periods when a director is also an employee of the Bank. The annual payment to be received by a non-employee director pursuant to the Directors' Plan will be equal to the product of his or her "Vested Percentage" and the sum of the fees paid to the directors for service as a director during the 12 calendar months immediately preceding the date on which the director terminates service on the Board of Directors. A director's "Vested Percentage" is based on his or her overall years of service on the Board of Directors of the Bank, and increases in increments of 20% from 0% for less than four years of service to 100% for more than 10 years of service. However, in the event a director terminates service on the Board of Directors due to death, retirement after attaining age 65 or disability (as determined by the Board of Directors in its sole discretion), the director's Vested Percentage automatically increases to 100%. In the event of a "change in control" (as such term is defined in the Directors' Plan), the participant's Vested Percentage become 100% and is credited with at least 10 years of service regardless of his or her actual years of service and each non-employee director is entitled to receive a lump sum cash payment in an amount equal to the present value of the benefits that the director would have received had he or she terminated service on the date of the change in control. In the event of the death of a director before collecting any or all of the benefits payable under the Directors' Plan, such payments will be made to the estate of the deceased director. All benefits paid under the Directors' Plan will be paid from the Bank's general assets which are subject to the claim of the Bank's creditors.

________________________________________________________________
                EXECUTIVE COMPENSATION
________________________________________________________________

     SUMMARY COMPENSATION TABLE. The following table sets forth the cash and noncash compensation for each of the last three fiscal years awarded to or earned by the Chief Executive Officer. No other executive officer of the Company earned salary and bonus during 1997 exceeding $100,000 for services rendered in all capacities to the Company.

                                         ANNUAL COMPENSATION
                               --------------------------------------
     NAME AND         FISCAL                          OTHER ANNUAL      ALL OTHER
PRINCIPAL POSITION     YEAR    SALARY       BONUS    COMPENSATION (1)  COMPENSATION
-----------------      ----    ------       -----    ----------------  ------------
Larry R. Ammons        1997   $ 114,500     $    --       $      --     $  46,511 (2)
President              1996     110,000          --              --        23,895
                       1995      99,000          --              --        15,596

[FN]
__________
(1) Does not include perquisites and other personal benefits, the aggregate amount of which is the lesser of either $50,000 or 10% of the salary and bonus.
(2) Includes director's fees of $10,680 and the value of shares of Common Stock of $35,831 allocated to Mr. Ammons' account in the ESOP.


     OPTION EXERCISES TABLE. The following table sets forth information concerning the exercise of options by the Chief
Executive Officer during fiscal year 1997. Mr. Ammons did not hold any unexercised options at fiscal year end.


                          Shares Acquired            Value
  Name                     on Exercise           Realized(1)
  ----                   ---------------         -----------
  Larry R. Ammons              20,000              $230,000

[FN]
__________
(1) Based on aggregate fair market value of the shares of Common Stock underlying the options at March 13, 1997 less aggregate exercise price. For purposes of this calculation, the fair market value of the Common Stock at March 13, 1997 is assumed to be equal to the closing market price of $17.125 per share. All options granted to Mr. Ammons were granted at an exercise price of $5.625 per share.

     EMPLOYMENT AGREEMENT. The Company and the Bank have entered into an employment agreement with President and Managing Officer Larry R. Ammons. This agreement initially provided for a five-year term from January 1, 1995, at a minimum annual salary of $110,000. The agreement provides for an automatic annual extension of the term of employment for an additional one-year period beyond the then effective expiration date unless either the Company or the Bank or the employee gives written notice prior to January 1 of each year that the agreement will not be extended further. No such notice has been given. The agreement provides for annual salary review by the Board of Directors, as well as inclusion of Mr. Ammons in any contingent compensation plans, customary fringe benefits, vacation and sick leave. If the Bank terminates the employment of Mr. Ammons for a reason other than "cause" as defined in the agreements or for retirement, Mr. Ammons or his beneficiaries is entitled to a monthly payment equal to the highest monthly rate of salary paid to him under the agreement for the remaining term of the agreement.

     The employment agreement contains a provision stating that in the event of the termination of employment for any reason other than cause or retirement after any change in control of the Company or the Bank or a change in the capacity or circumstances in which the employee is employed as contemplated by the agreement, Mr. Ammons or his beneficiary will be promptly paid a sum equal to 2.99 times the average annual compensation he received during the five-year period immediately prior to the date of change of control. "Control" generally refers to the acquisition by any person or entity of the ownership or power to vote more than 25% of the voting securities of the Company or the Bank. In the event of termination of employment resulting from a change in control which would activate such severance payment provisions, the estimated amounts payable to Mr. Ammons would be $321,425, based upon his average annual salary for the five-year period ended December 31, 1997.

     SUPPLEMENTAL INCOME AGREEMENTS. The Bank has entered into Retirement Payment Agreements with Mr. Ammons and certain other executive officers pursuant to which such officers may accrue additional retirement benefits. The Retirement Payment Agreements are intended to compensate Mr. Ammons and the other executive officers for reductions in their benefits under the Haywood Savings and Loan Association Employees' Retirement Plan resulting from changes in the assumptions used by the U.S. Government for calculating the maximum permissible benefits under tax qualified pension plans. Each of the agreements provide for monthly payments to the officer or his beneficiary in specified amounts for a period of fifteen years commencing at age 65. Such monthly payments are increased by 5% for each full year of service after the first year of service under the agreements except that there will be no increases in benefits after the attainment of age 65. During the period benefits are paid under the agreements, the officers have agreed to remain available to render consulting services to the Bank. Benefits may be terminated if the officer engages in business activities in competition with the Bank.


________________________________________________________________
                 CERTAIN TRANSACTIONS
________________________________________________________________

     Prior to 1989, the Bank had followed the policy of offering mortgage loans to its officers, directors and employees in the ordinary course of business on substantially the same terms and collateral as those of comparable transactions prevailing at the time, except that the Bank provided a one percentage point reduction in the rate of interest charged to officers, directors and employees as long as the relationship as officer, director or employee remains unchanged. It is the view of management that these loans did not involve more than the normal risk of collectibility or present other unfavorable features.

     Under the Financial Institutions Reform, Recovery, and Enforcement Act of 1989 ("FIRREA"), the Bank's loans to directors and executive officers must be made on substantially the same terms, including interest rates, as those prevailing for comparable transactions and must not involve more than the normal risk of repayment or present other unfavorable features. Furthermore, loans above the greater of $25,000 or 5% of the Bank's capital and surplus (up to $500,000) to such person must be approved in advance by a disinterested majority of the Board of Directors. As a result of FIRREA, the Bank does not offer favorable terms on loans to directors or executive officers.

     Set forth below is certain information relating to all indebtedness to the Bank of all executive officers and directors, and their immediate families and their affiliates whose aggregate indebtedness exceeded $60,000 during fiscal year 1997 and who had any indebtedness to the Bank which was originally made on terms that were not the same as those prevailing at the time for comparable transactions. Except as disclosed below, all loans to executive officers and directors whose aggregate indebtedness exceeded $60,000 at any time during the last fiscal year were made by the Bank in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features.

                                                             LARGEST
                                                              AMOUNT      OUTSTANDING
                                                            OUTSTANDING   BALANCE AT
  NAME AND            DATE OF    TYPE OF      INTEREST     DURING FISCAL   DECEMBER
RELATIONSHIP            LOAN       LOAN       RATE PAID      YEAR 1997     31, 1997
------------          -------    --------     ---------    ------------   ----------
William P. Burgin      05/30/85   Mortgage        6.375%      $ 81,173     $ 76,874
Chairman and Director  12/23/93   Equity Line (1) Prime+1%      23,000        8,917

[FN]
__________
(1) This loan was made on the same terms as those prevailing at the time for comparable transactions.

________________________________________________________________
     PROPOSAL II -- RATIFICATION OF APPOINTMENT OF AUDITORS
________________________________________________________________

     The Board of Directors has heretofore renewed the Company's arrangements with KPMG Peat Marwick LLP, independent public accountants, to be its auditors for the 1998 fiscal year, subject to ratification by the Bank's stockholders. KPMG Peat Marwick LLP served as the Company's independent auditors for the 1997 fiscal year. A representative of KPMG Peat Marwick LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he desires to do so, and will be available to respond to appropriate questions. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE COMPANY'S AUDITORS FOR THE 1998 FISCAL YEAR.

________________________________________________________________
    SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
________________________________________________________________

     Pursuant to regulations promulgated under the Exchange Act, the Company's officers and directors and all persons who beneficially own more than ten percent of the Common Stock ("Reporting Persons") are required to file reports detailing their ownership and changes of ownership in the Common Stock and to furnish the Company with copies of all such ownership reports that are filed. Based solely on the Company's review of the copies of such ownership reports which is has received in the past fiscal year or with respect to the past fiscal year, or written representations from the Reporting Person that no annual report of changes in beneficial ownership were required, the Company believes that all Reporting Persons have timely filed all reports required to be filed during fiscal year 1997 or prior fiscal years with the exception of Director Taylor who failed to timely file a Form 4 with respect to the acquisition of shares in 1996.

________________________________________________________________
                       OTHER MATTERS
________________________________________________________________

     The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement and matters incident to the conduct of the Annual Meeting. However, if any other matters should properly come before the Annual Meeting, it is intended that properly executed proxies in the accompanying form will be voted in respect thereof in accordance with the determination of a majority of the Board of Directors.

________________________________________________________________
                     MISCELLANEOUS
________________________________________________________________

     The cost of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

     The Company's 1997 Annual Report to Stockholders has been mailed to all stockholders of record as of the close of business on the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material nor as having been incorporated herein by
reference.   A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K
FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, HAYWOOD BANCSHARES, INC., 370 NORTH MAIN STREET, WAYNESVILLE, NORTH CAROLINA 28786.

________________________________________________________________
                 STOCKHOLDER PROPOSALS
________________________________________________________________

     In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office at 370 North Main Street, Waynesville, North Carolina 28786, addressed to Paul W. Trantham, Secretary, no later than November 27, 1998. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

                         BY ORDER OF THE BOARD OF DIRECTORS

                         /S/ Paul W. Trantham

                         Paul W. Trantham
                         Secretary
Waynesville, North Carolina
March 27, 1998

                    REVOCABLE PROXY
               HAYWOOD BANCSHARES, INC.

________________________________________________________________
            ANNUAL MEETING OF STOCKHOLDERS
                    APRIL 28,  1998
________________________________________________________________

     The undersigned hereby appoints Larry R. Ammons and William P. Burgin with full powers of substitution in each, to act as attorneys and proxies for the undersigned, to vote all shares of common stock of Haywood Bancshares, Inc., which the undersigned is entitled to vote at the 1998 Annual Meeting of Stockholders, to be held at the main office of Haywood Savings Bank, Inc., SSB, 370 North Main Street, Waynesville, North Carolina, on Tuesday, April 28, 1998 at 7:30 p.m. and at any and all adjournments thereof, as indicated below and as determined by the majority of the Board of Directors with respect to other matters which may be presented.

                                                         VOTE
                                              FOR      WITHHELD

 I.   The election as directors of the
      nominees listed below (except as
      marked to the contrary below).          [  ]       [  ]

      Philip S. Dooly
      C. Jeff Reece, Jr.
      R. Bruce Norman

      INSTRUCTION:  TO WITHHOLD YOUR VOTE
      FOR ANY INDIVIDUAL NOMINEE, WRITE
      THE NOMINEE'S NAME ON THE LINE BELOW.

      _________________________________

                                           FOR  AGAINST  ABSTAIN
II.  The approval of the appointment of
     KPMG Peat Marwick LLP as the
     Company's independent auditors
     for the fiscal year ending
     December 31, 1998.                    [  ]   [  ]    [  ]

     The Board of Directors recommends a vote "FOR" each of the listed propositions.

________________________________________________________________
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES NAMED AND PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED AS DETERMINED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO APPROVAL OF THE MINUTES OF THE PRIOR ANNUAL MEETING OF STOCKHOLDERS, THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, AND MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING.
________________________________________________________________

        THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned hereby revokes any and all proxies heretofore given with respect to the undersigned's shares of the Common Stock.

     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of the Notice of the 1998 Annual
Meeting, the Proxy Statement for the 1998 Annual Meeting and the
1997 Annual Report to Stockholders.

Dated: __________________, 1998

__________________________            _________________________
PRINT NAME OF STOCKHOLDER             PRINT NAME OF STOCKHOLDER


_________________________             _________________________
   SIGNATURE OF STOCKHOLDER           SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on the enclosed card.
When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

     Please check here if you plan  [   ]
     to attend the Annual Meeting.

________________________________________________________________
PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE
ENCLOSED POSTAGE-PAID, PRE-ADDRESSED ENVELOPE.
________________________________________________________________